UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)    December 22, 2004
                                                   -----------------------


                             PARLEX CORPORATION
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           (Exact Name of Registrant as Specified in Its Charter)


                                Massachusetts
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               (State or Other Jurisdiction of Incorporation)


               0-12942                               04-2464749
      ------------------------            ---------------------------------
      (Commission File Number)            (IRS Employer Identification No.)



          One Parlex Place, Methuen, Massachusetts         01844
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)


                               (978) 685-4341
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December 22, 2004, Parlex Corporation and certain of its subsidiaries (collectively, "Parlex") entered into a Joint Venture Agreement, Stock Transfer Agreement and License Agreement (collectively, the "Agreements") with Infineon Technologies Asia Pacific Pte Ltd ("Infineon"), a wholly-owned subsidiary of Infineon Technologies AG. Pursuant to the Agreements, Infineon will purchase, for an aggregate $3,000,000, a 49% interest in a new entity to be formed by Parlex under the laws of Hong Kong ("HoldCo"). HoldCo, in turn, shall own a new entity ("NewCo") to be formed under the laws of the People's Republic of China ("PRC"). At or before closing, Parlex shall transfer to NewCo all of the assets relating to its production of substrates for Infineon, the world's largest producer of so-called "smart cards". Under the terms of the Agreements, Parlex is required to obtain certain governmental approvals from the PRC with respect to NewCo, and be able to consummate the transaction no later than March 31, 2005 (the "Outside Closing Date").

      Upon execution of the Agreements, Parlex received a deposit of an aggregate $1,000,000 of the total purchase price. Specifically, Infineon paid $500,000 to Parlex as consideration for the License Agreement, pursuant to which Parlex granted Infineon a license relating to certain proprietary technology used in connection with the production of the substrates. Under the Agreements, Infineon is required to assign the license to NewCo at closing, so long as the transaction closes on or before the Outside Closing Date. Infineon also paid $500,000 of the $2,500,000 to be payable to Parlex under the Stock Transfer Agreement, with the remaining $2,000,000 to be paid at closing. In the event the transaction is not consummated on or before the Outside Closing Date, Parlex is required to repay the $1,000,000, or Infineon shall be entitled to offset such amount against Parlex's substrate-related invoices submitted to Infineon.

      Infineon and Parlex each have a right of pre-emption in the event either entity attempts to sell its interest in HoldCo. In addition, each of Parlex and Infineon has specific rights to purchase some or all of the other entity's interest in HoldCo, or sell its interest in Holdco to the other entity, upon the occurrence of certain events. Specifically:

      1. Infineon has the right to purchase all (but not less than all) of Parlex's interest in HoldCo at any time within three (3) years after the closing date of the transaction if:

            a. Parlex fails to meet certain specified performance criteria with regard to yield, delivery, reliability and quality for a period of not more than six (6) consecutive months and after notice is given by Infineon to Parlex specifying the nature and extent of the performance issues;

            b. Parlex (or any affiliate of Parlex) enters into a definitive agreement to transfer a controlling interest in Parlex (or any affiliate of Parlex) to a company that is then in the business of manufacturing smart cards and or smart cards ICs and is a direct competitor to Infineon, or any Infineon affiliate, and on a list of specified entities;

            c. a voluntary or involuntary proceeding is commenced with respect to Parlex's debts under any bankruptcy, insolvency or similar law, or the appointment of a trustee or similar official is sought, provided, however, that in the event of an involuntary proceeding, Parlex shall be entitled to a ninety (90) day grace period to dismiss or stay such proceeding; or

            d. NewCo fails to fulfill an exclusivity clause pursuant to which it shall not sell its products to any other entity on or before December 31, 2005.

      2. Parlex has the right to purchase a portion of Infineon's interest in HoldCo such that Parlex's interest shall equal 80.1% of HoldCo's outstanding shares upon the occurrence of either of the following:

            a. at Parlex's sole discretion, provided that Parlex may only exercise such option during the time period commencing 12 months after the closing date and terminating 24 months after the closing date; or


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            b.    upon Infineon's failure to meet certain minimum volume
                  requirements relating to the purchase of NewCo-produced substrates, provided, however, that Parlex may only exercise such option during the time period commencing 24 months after the closing date and terminating 36 months after the closing date.

      3. Infineon may also require Parlex to purchase Infineon's interest in HoldCo, as follows:

            a. Infineon has the option to sell, at its sole discretion, either (i) all (and not less than all) of its interest in HoldCo, or (ii) such portion of its interest in HoldCo as will result in Infineon owning 19.9% of HoldCo following such sale; and

            b. Infineon's option to sell all or a portion of its interest in HoldCo to Parlex shall only be exercisable in the event that Parlex (or any other entity that owns an interest in HoldCo) has entered into an agreement which will cause a "Change of Control". For this purpose, a "Change of Control" shall be deemed to occur if any person becomes the beneficial owner of 50% or more of the combined voting power of Parlex (or any other entity that owns an interest in HoldCo) (subject to certain exceptions such as the acquisition of shares by an employee benefit plan, etc.).

      4. The price at which such shares shall be purchased and sold in the event of any of the above is pre-determined and is based on (i) the value of HoldCo as established by this transaction, (ii) HoldCo's net income, and (iii) a premium of five percent (5%).

      In connection with the transaction, Parlex and Infineon shall at closing also enter into a number of ancillary agreements, including those relating to the supply of substrates to Infineon and the provision of certain services by Parlex to NewCo.

      On December 28, 2004, Parlex Corporation issued a press release summarizing these matters. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS.
           ----------------------------------

      (c)   Exhibits.

            10.1 Joint Venure Agreement, dated December 22, 2004, by and between Parlex Asia Pacific Ltd. and Infineon Technologies Asia Pacific Pte Ltd.

            10.2 Stock Transfer Agreement, dated December 22, 2004, by and among Parlex Corporation, Parlex Asia Pacific Ltd. and Infineon Technologies Asia Pacific Pte Ltd.

            10.3 License Agreement, dated December 22, 2004, by and among Parlex Corporation and Infineon Technologies Asia Pacific Pte Ltd.

            99.1  Press Release of Parlex Corporation dated December 28,
                  2004.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PARLEX CORPORATION
                                       (Registrant)


                                       By:  /s/ Jonathan R. Kosheff
                                            -----------------------
                                            Jonathan R. Kosheff
                                            Chief Financial Officer

Date:  December 29, 2004


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